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                                                                 Exhibit 10.30

               WARRANTY ASSIGNMENT AGREEMENT AND CONSENT [N296SK]

    THIS WARRANTY ASSIGNMENT AGREEMENT AND CONSENT [N296SK] (this "Assignment") is dated as of the 20th day of December, 2001, and is among Solitair Corp., a Delaware corporation ("Solitair"), as assignor, Wells Fargo Bank Northwest, National Association, a United States national banking association ("WFB"), not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of December 20, 2001 (the "Trust Agreement") between WFB and Silvermine River Finance Two, Inc., a Delaware corporation (the "Owner Participant") (in such capacity hereinafter referred to as "Buyer"), as assignee, Chautauqua Airlines, Inc., a New York corporation, as operator under the Lease Agreement as defined below ("Operator"), and Rolls-Royce Corporation, a Delaware corporation ("Rolls-Royce"), as consenting party.

                              W I T N E S S E T H:

    WHEREAS, Solitair, Operator, and Rolls-Royce have entered into that certain Rolls-Royce AE3007A Series Engine Warranty Agreement ("Warranty Agreement") dated as of April 30, 1999 pursuant to which Rolls-Royce granted to Solitair and Operator certain Warranties as defined therein for the Engines and Supplies; and

    WHEREAS, pursuant to that certain Participation Agreement [N296SK] (the "Participation Agreement") dated as of December 20, 2001 among Operator, Owner Participant and Buyer, Buyer has agreed to buy from Aero Ltd, an Embraer model EMB-145LR aircraft, Embraer's serial number 145514, United States Registration Number N296SK (the "Aircraft") with two (2) installed Rolls Royce model AE3007A1P engines bearing manufacturer's serial numbers CAE311970 and CAE311958, manufactured by Rolls-Royce, including Supplies as defined in the Warranty Agreement (the "Engines"); and

    WHEREAS, the purchase of the Aircraft by Buyer pursuant to the Participation Agreement is conditioned upon Solitair assigning to Buyer (as consented to by Rolls-Royce) all of the assignable warranties granted by Rolls-Royce to Solitair pursuant to the Warranty Agreement with respect to the Engines; and

    WHEREAS, in accordance with the Warranty Agreement, Rolls-Royce must consent to any assignment of the Warranties; and

    WHEREAS, pursuant to that certain Lease Agreement [N296K] dated as of December 20, 2001 ("Lease Agreement", capitalized terms not defined herein being assigned the meanings given therein) between Buyer and Operator, Buyer shall lease the Aircraft and assign the Assigned Warranties (as that term is defined herein) to Operator subject to conditions; and

    WHEREAS, Solitair and Buyer wish to accomplish such assignments pursuant to the terms and conditions of this Assignment, and Rolls-Royce wishes to consent to such assignments.

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    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Purchase Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Solitair and Buyer hereby agree (and Rolls-Royce hereby consents) as follows:

    1. Solitair hereby assigns and transfers to Buyer and Buyer hereby accepts such assignments and transfer of, the Warranties and indemnitees under the Warranty Agreement to the extent that they relate to the Engines described above.

    2. Rolls-Royce hereby consents to the assignment of the Warranties by Seller to Buyer under and pursuant to the terms and conditions of this Agreement and further consents to the assignment of the Warranties by Buyer to Operator. Notwithstanding anything in this Assignment to the contrary, so long as Operator's right to possess and use the Aircraft under the Lease Agreement has not been terminated, Operator may, to the exclusion of Buyer, exercise in Operator's name the right to obtain any recovery or benefit resulting from the enforcement of any of the Warranties under the Warranty Agreement in respect of the Engines and may exercise all other rights and powers of the Buyer with respect to the Warranties, and may without the consent of Buyer, enter into amendments or modifications thereof or terminate some or all of the Warranties and replace them with power by the hour agreements (which agreements will not be assigned to the Buyer), provided that Rolls-Royce hereby confirms to the Buyer that in the event that the Operator's right to possess or use the Aircraft under the Lease Agreement has been terminated, Buyer shall be entitled to exercise all rights and powers of the Buyer with respect to the Warranties notwithstanding that the Operator has entered into such power by the hour agreements, to the same extent as if none of such Warranties had been terminated or replaced by such power by the hour agreements. Rolls-Royce shall not be deemed to have knowledge of, and need not recognize the occurrence or discontinuance of, any termination of the Lease Agreement, unless and until Rolls-Royce has received written notice thereof from Buyer (including by telex or telecopy) addressed to Rolls-Royce Corporation at 2001 South Tibbs Avenue S30, Indianapolis, Indiana 46241, Attention: Vice President Commercial, and, in acting in accordance with the terms and conditions of the Warranty Agreement and this Assignment, Rolls-Royce may act with acquittance and conclusively rely upon any such notice. If Rolls-Royce so receives notice from Buyer that Operator's right to possess and use the Aircraft under the Lease Agreement has been terminated, Rolls-Royce will have no further contractual obligation under the Warranty Agreement or power by the hour agreements to the Operator, if applicable, and will, to the extent not already provided to the Operator, perform all the duties and obligations under the Warranty Agreement with respect to the Warranties for the benefit of Buyer and, to the extent not already paid to the Operator, will make any and all payments that it thereafter is required to make in respect of the Warranties directly to Buyer at the account or location as Buyer from time to time notifies Rolls-Royce in writing.

3.  Anything herein contained to the contrary notwithstanding:

    (a) Except with respect to the Engines specifically assigned hereunder, Buyer and Owner Participant shall have no obligation or liability under the Warranty Agreement by reason of, or arising out of, this Assignment, or be obligated to perform any of Solitair's duties or obligations under the Warranty Agreement, to make any payment, to present or file any claim, or to take any other action to collect or enforce any claim for any payment assigned hereunder;

                                        2

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    (b) Buyer confirms, for Rolls-Royce's benefit, that in exercising any rights under the Warranty Agreement or in making any claim with respect to the Engines or other goods and services delivered or to be delivered pursuant to the Warranty Agreement, the terms and conditions of the Warranty Agreement shall apply to and bind Buyer (and any assignee of Buyer) to the same extent as Solitair; and

    (c) Except as expressly stated herein, nothing contained herein shall subject Rolls-Royce or Solitair to any liability to which it, as the case may be, would not otherwise be subject under the Warranty Agreement or modify in any respect the rights of Rolls-Royce or Solitair thereunder.

    (d) Rolls-Royce shall have no obligation or liability to Solitair with respect to the Engines specifically assigned hereunder after the date of closing and the transfer of title.

5. This Assignment (and the acknowledgement and consent to be signed by Rolls-Royce) may be executed in separate counterparts, each of which when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

6. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without reference to any choice of law rules thereof that would result in a choice of law other than that of New York.

7. WFB is entering into this Assignment solely as Owner Trustee under the Trust Agreement and not in its individual capacity and neither WFB nor any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement shall be personally liable for, or for any loss in respect of, any of the statements, representations, warranties, agreements or obligations stated to be those of the Buyer hereunder, as to which all interested parties shall look solely to the Trust Estate, except to the extent expressly provided otherwise in the other Operative Agreements, PROVIDED HOWEVER, that nothing in this paragraph 7 shall be construed to limit in scope or substance the liability of WFB or any entity acting as successor Owner Trustee or additional Owner Trustee under the Trust Agreement in its individual capacity for the consequences of its own willful misconduct or gross negligence or (in receiving, handling or remitting funds) its simple negligence, or the inaccuracy or breach of its representations, warranties or covenants made in such capacity in any other Operative Agreements.

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Warranty Assignment
Agreement and Consent [N296SK] to be duly executed as of the date and year first above written.

                                  SOLITAIR CORP.

                                  BY: /s/ Doug Lambert
                                      ------------------------------------------

                                  NAME: Doug Lambert
                                        ----------------------------------------

                                  TITLE: Vice President
                                         ---------------------------------------

                                  WELLS FARGO BANK NORTHWEST, NATIONAL
                                  ASSOCIATION, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

                                  By: /s/ Brett R. King
                                      ------------------------------------------

                                  Name: Brett R. King
                                        ----------------------------------------

                                  Title: Vice President
                                         ---------------------------------------

                                  CHAUTAUQUA AIRLINES, INC.

                                  By: /s/ Robert H. Cooper
                                      ------------------------------------------

                                  Name: Robert H. Cooper
                                        ----------------------------------------

                                  Title: Vice President
                                         ---------------------------------------

                                  Consented to by ROLLS-ROYCE
                                   CORPORATION

                                  By:
                                      ------------------------------------------

                                  Name: Peter Turner
                                        ----------------------------------------

                                  Title: Authorized Officer
                                         ---------------------------------------

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NOTE TO EXHIBIT 10.30

The 12 additional Warranty Assignment Agreements and Consents are substantially identical in all material respects to the filed Warranty Assignment Agreement and Consent except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N289SK                                           July, 2001                General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N290SK                                           July, 2001                General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N291SK                                          August, 2001               General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N292SK                                          August, 2001               General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N293SK                                         September, 2001             General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N294SK                                         September, 2001             General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N295SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N297SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N298SK                                          October, 2001              Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N299SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N370SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N371SK                                          November, 2001             Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------

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